Exhibit 99.2
tw telecom inc.
CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2014	December 31, 2013
	(unaudited)
	(amounts in thousands, except per share amounts)
ASSETS
Current assets:
Cash and cash equivalents	$178,839	$284,419
Investments	176,394	194,576
Receivables, less allowances of $6,290 and $6,748, respectively	98,811	107,258
Prepaid expenses and other current assets	23,734	22,545
Deferred income taxes	54,026	54,026
Total current assets	531,804	662,824
Property, plant and equipment	4,775,473	4,675,335
Less accumulated depreciation	(3,049,210)	(2,980,379)
	1,726,263	1,694,956
Deferred income taxes	88,332	96,087
Goodwill	412,694	412,694
Intangible assets, net of accumulated amortization	10,322	11,555
Other assets, net	43,129	44,344
Total assets	$2,812,544	$2,922,460
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$71,711	$38,454
Deferred revenue	48,561	48,371
Accrued taxes, franchise and other fees	52,969	55,043
Accrued interest	28,740	21,606
Accrued payroll and benefits	42,820	52,604
Accrued carrier costs	10,997	25,507
Current portion debt and capital lease obligations, net	8,878	32,470
Other current liabilities	37,772	35,241
Total current liabilities	302,448	309,296
Long-term debt and capital lease obligations, net	1,915,081	1,916,775
Long-term deferred revenue	19,871	20,046
Other long-term liabilities	42,590	40,274
Commitments and contingencies (Note 7)
Stockholders’ equity:
Preferred stock, $0.01 par value, 20,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value, 439,800 shares authorized, 153,760 shares issued	1,538	1,538
Additional paid-in capital	1,692,107	1,701,356
Treasury stock, 15,851 and 12,593 shares, at cost, respectively	(459,243)	(357,974)
Accumulated deficit	(701,966)	(708,979)
Accumulated other comprehensive income	118	128
Total stockholders’ equity	532,554	636,069
Total liabilities and stockholders’ equity	$2,812,544	$2,922,460
See accompanying notes to condensed consolidated financial statements.

tw telecom inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31,
	2014	2013
	(amounts in thousands, except per share amounts)
Revenue:
Data and Internet services	$243,671	$211,721
Voice services	77,361	76,030
Network services	58,367	64,955
Service revenue	379,399	352,706
Taxes and fees	22,752	20,594
Intercarrier compensation	6,142	7,909
Total revenue	408,293	381,209
Costs and expenses (a):
Operating (exclusive of depreciation, amortization and accretion shown separately below)	174,039	161,082
Selling, general and administrative	106,832	93,562
Depreciation, amortization and accretion	82,456	74,395
Total costs and expenses	363,327	329,039
Operating income	44,966	52,170
Interest expense	(25,648)	(28,340)
Debt extinguishment costs	(1,282)	—
Interest income	148	277
Income before income taxes	18,184	24,107
Income tax expense	8,393	10,963
Net income	$9,791	$13,144
Earnings per share:
Basic	$0.07	$0.09
Diluted	$0.07	$0.09
Weighted average shares outstanding:
Basic	138,088	149,129
Diluted	140,097	152,452

(a) Includes non-cash stock-based employee compensation expense (Note 6):

Operating	$539	$583
Selling, general and administrative	$8,847	$8,879

See accompanying notes to condensed consolidated financial statements.
tw telecom inc.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Three Months Ended March 31,
	2014	2013
	(amounts in thousands)
Net income	$9,791	$13,144
Other comprehensive income (loss), net of tax:
Unrealized gain (loss) on available-for-sale securities	(10)	8
Other comprehensive income (loss), net of tax	(10)	8
Comprehensive income	$9,781	$13,152

See accompanying notes to condensed consolidated financial statements.

tw telecom inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
	2014	2013
	(amounts in thousands)
Cash flows from operating activities:
Net income	$9,791	$13,144
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	82,456	74,395
Deferred income taxes	8,017	10,617
Stock-based compensation expense	9,386	9,462
Loss on debt extinguishment	1,282	—
Amortization of discount on debt and deferred debt issue costs	1,613	6,795
Changes in operating assets and liabilities:
Receivables, prepaid expenses and other assets	7,844	(6,952)
Accounts payable, deferred revenue and other liabilities	(5,164)	(25,861)
Net cash provided by operating activities	115,225	81,600
Cash flows from investing activities:
Capital expenditures	(101,633)	(87,800)
Purchases of investments	(51,703)	(50,932)
Proceeds from sale of investments	69,509	33,990
Other investing activities, net	4,338	(2,240)
Net cash used in investing activities	(79,489)	(106,982)
Cash flows from financing activities:
Proceeds from issuance of common stock upon exercise of stock options	8,517	24,449
Taxes paid related to net share settlement of equity awards	(18,897)	(18,291)
Purchases of treasury stock	(104,170)	(54,627)
Excess tax benefits from stock-based compensation	412	601
Retirement of debt obligations	(24,418)	(59)
Payment of debt and capital lease obligations	(2,760)	(1,709)
Net cash used in financing activities	(141,316)	(49,636)
Decrease in cash and cash equivalents	(105,580)	(75,018)
Cash and cash equivalents at beginning of period	284,419	806,728
Cash and cash equivalents at end of period	$178,839	$731,710
Supplemental disclosures of cash flow information:
Cash paid for interest	$17,083	$21,631
Cash paid for income taxes, net of refunds	$(76)	$(60)
Cash paid for debt extinguishment costs	$939	$—
Non-cash investing & financing activities:
Addition of capital lease obligations	$537	$3,053
See accompanying notes to condensed consolidated financial statements.

tw telecom inc.
CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
Three Months Ended March 31, 2014
(Unaudited)

	Common Stock		Treasury Stock		Additional paid-in capital	Accumulated deficit	Accumulated other comprehensive income	Total stockholders’ equity
	Shares	Amount	Shares	Amount
	(amounts in thousands)
Balance at December 31, 2013	153,760	$1,538	(12,593)	$(357,974)	$1,701,356	$(708,979)	$128	$636,069
Net income	—	—	—	—	—	9,791	—	9,791
Other comprehensive loss, net of tax	—	—	—	—	—	—	(10)	(10)
Excess tax benefits from stock-based compensation, net	—	—	—	—	262	—	—	262
Purchases of treasury stock	—	—	(3,674)	(112,564)	—	—	—	(112,564)
Exercise of stock options net of (withholdings) to satisfy employee tax obligations upon vesting of stock awards	—	—	512	14,635	(23,664)	(1,351)	—	(10,380)
Stock-based compensation	—	—	(96)	(3,340)	14,153	(1,427)	—	9,386
Balance at March 31, 2014	153,760	$1,538	(15,851)	$(459,243)	$1,692,107	$(701,966)	$118	$532,554
See accompanying notes to condensed consolidated financial statements.

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
1. Organization and Summary of Significant Accounting Policies
Description of Business and Capital Structure
tw telecom inc. (together with its wholly-owned subsidiaries, the “Company”) is a leading national provider of managed network services, specializing in business Ethernet, data networking, converged, Internet Protocol ("IP") based virtual private network or "IP VPN", Internet access, voice, including voice over Internet Protocol or “VoIP”, and network security services to enterprise organizations, including public sector entities, and carriers throughout the United States, including their global locations.
The Company has one class of common stock outstanding with one vote per share. The Company also is authorized to issue shares of preferred stock. The Company’s Board of Directors has the authority to establish voting powers, preferences and special rights for the preferred stock. No shares of preferred stock have been issued.
Basis of Presentation
The accompanying unaudited interim condensed consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) for quarterly reports on Form 10-Q and do not include all of the information and note disclosures required by U.S. generally accepted accounting principles (“U.S. GAAP”) for complete financial statements. These condensed consolidated financial statements should therefore be read in conjunction with the consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC. The accompanying unaudited interim condensed consolidated financial statements have been prepared in accordance with U.S. GAAP and include all adjustments of a normal, recurring nature that are, in the opinion of management, necessary to present fairly the financial position and results of operations for the interim periods presented. The results of operations for an interim period are not necessarily indicative of the results of operations for a full fiscal year.
Prior Year Reclassifications
Beginning January 1, 2014, the Company is reporting revenue from taxes and fees in a separate line item on the condensed consolidated statements of operations and is reporting revenue from dedicated high capacity Ethernet services in data and Internet services rather than network services. These reclassifications have been made in the prior year condensed consolidated statement of operations to conform to the current year presentation. Neither of these changes affects total revenue for the current period or prior periods. The following table provides revenue as currently reported and previously reported for the three months ended March 31, 2013:

	Three months ended March 31, 2013
	As Currently Reported	As Previously Reported
	(amounts in thousands)
Revenue:
Data and Internet services	$211,721	$202,082
Voice services	76,030	92,355
Network services	64,955	78,863
Service revenue	352,706	373,300
Taxes and fees	20,594	—
Intercarrier compensation	7,909	7,909
Total revenue	$381,209	$381,209

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Accumulated Other Comprehensive Income
The balance in accumulated other comprehensive income as of March 31, 2014 and December 31, 2013 relates to the Company's investments that are classified as available-for-sale securities. The Company recognized no material changes in accumulated other comprehensive income for the three months ended March 31, 2014 or 2013. There were no significant items reclassified out of accumulated other comprehensive income for the three months ended March 31, 2014 or 2013.
Revenue
The Company’s revenue is derived primarily from business communications services comprised of the following:

•
Data and Internet services include services that enable customers to connect their internal computer networks between locations and to access external networks, including Internet access and data transport at high speeds using Ethernet protocol, local and wide-area business Ethernet and IP VPN solutions, including service enhancements that provide customers with more visibility and control over their Ethernet services, which we refer to as the "Intelligent Network". Data and Internet services also include a portfolio of managed services including the data and Internet components of converged services, which fully integrates a combination of certain communication applications including IP VPN, Internet, enterprise Session Initiation Protocol ("SIP") trunking (a VoIP solution), security and managed router service into a single managed IP solution; and the data and Internet components of integrated services, which enable customers to purchase a full array of access options that include Internet services.

•
Voice services are traditional voice capabilities, whether provided over Time Division Multiplexing ("TDM") or VoIP, including those provided as standalone and bundled services, long distance and toll free services. Voice services also include the voice components of managed and integrated services.

•
Network services are point-to-point services that transmit voice, data and images using state-of-the-art fiber optics, and collocation services that provide secure space with controlled climate and power where customers can locate their equipment to connect to the Company’s network in facilities equipped for enterprise information technology environmental requirements.

The Company also generates revenue from intercarrier compensation, which is comprised of switched access services and reciprocal compensation. Switched access represents the compensation from another carrier for the delivery of traffic from a long distance carrier’s point of presence to an end-user’s premises provided through the Company’s switching facilities. The Federal Communications Commission ("FCC") and state public utility commissions regulate switched access rates in their respective jurisdictions. Reciprocal compensation represents compensation from local exchange carriers (“LECs”) for local exchange traffic originated on another LEC’s facilities and terminated on the Company’s facilities.
The Company classifies certain taxes and fees billed to customers and remitted to government authorities on a gross versus net basis in revenue and expense. In making this determination, the Company assesses, among other things, whether the Company is the primary obligor or principal taxpayer for the taxes and fees assessed in each jurisdiction where the Company does business. In jurisdictions where the Company determines that it is the principal taxpayer, the Company records the taxes and fees on a gross basis, including the taxes and fees in revenue and expense. In jurisdictions where the Company determines that it is merely a collection agent for the government authority, the Company records the taxes on a net basis. The total amount of such taxes and fees classified as revenue is included in "Taxes and fees" on the Company's condensed consolidated statements of operations.
The Company’s customers include enterprise organizations in a wide variety of industry segments including, among others, the financial services, technology and scientific, health care, distribution, manufacturing and professional services industries, data centers, cloud application providers, public sector entities, system integrators and communications service providers, including incumbent local exchange carriers ("ILECs"), competitive local exchange carriers ("CLECs"), wireless communications companies and cable companies.

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

Revenue for network, data and Internet, and the majority of voice services is generally billed in advance on a monthly fixed rate basis and recognized over the period the services are provided. Revenue for the majority of intercarrier compensation and certain components of voice services, such as long distance, is generally billed on a transactional basis in arrears based on a customer’s actual usage; therefore, estimates are used to recognize revenue in the period earned.
The Company evaluates whether receivables are reasonably assured of collection based on certain factors, including the likelihood of billing being disputed by customers. If there is a billing dispute with a customer, revenue generally is not recognized until the dispute is resolved. The Company does not recognize revenue associated with contract termination charges until cash is received.
Significant Customers
The Company has substantial business relationships with a few large customers, including major telecommunications carriers. The Company’s 10 largest customers accounted for an aggregate of 17% of the Company’s total revenue for both the three months ended March 31, 2014 and 2013. No customer accounted for 5% or more of total revenue for the three months ended March 31, 2014 or 2013.
2. Earnings per Common Share and Potential Common Share
Basic earnings per common share (“EPS”) is measured as the income allocated to common stockholders divided by the weighted average outstanding common shares for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (such as convertible securities and stock options) as if they had been converted to shares at the beginning of the period presented. Potential common shares that have an anti-dilutive effect (e.g., those that increase income per share) are excluded from diluted EPS.
The following is a reconciliation of the numerators and denominators used in the basic and diluted EPS computations:

	Three Months Ended March 31,
	2014	2013
	(amounts in thousands, except per share amounts)
Numerator
Net income	$9,791	$13,144
Allocation of net income to unvested restricted stock	(179)	(255)
Net income allocated to common stockholders, basic	$9,612	$12,889
Net income allocated to common stockholders, diluted	$9,612	$12,889
Denominator
Basic weighted average shares outstanding	138,088	149,129
Dilutive potential common shares:
Stock options	384	1,432
Unvested restricted stock	1,625	1,891
Diluted weighted average shares outstanding	140,097	152,452
Basic earnings per share	$0.07	$0.09
Diluted earnings per share	$0.07	$0.09

There were no anti-dilutive shares for the three months ended March 31, 2014. Shares of common stock subject to issuance upon conversion of the Company’s 2 3/8% Convertible Senior Debentures due 2026 (the “Convertible Debentures”) and restricted stock awards and restricted stock units to be settled in common stock upon vesting, which were excluded from the computation of diluted weighted average shares outstanding because their inclusion would be anti-dilutive, totaled 21.0 million shares for the three months ended March 31, 2013.

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

3. Investments
The Company’s investments at March 31, 2014 and December 31, 2013 are summarized as follows:

	March 31, 2014	December 31, 2013
	(amounts in thousands)
Cash equivalents:
U.S. Treasury money market mutual funds	$28,371	$28,845
Commercial paper	19,895	1,335
Total cash equivalents	$48,266	$30,180
Investments:
Debt securities issued by the U.S. Treasury	$75,019	$69,628
Commercial paper	54,978	75,460
Debt securities issued by U.S. Government agencies	46,397	49,488
Total investments	$176,394	$194,576
Total cash equivalents and investments	$224,660	$224,756
At March 31, 2014 and December 31, 2013, the carrying values of investments included in cash and cash equivalents approximated fair value. The aggregate fair value of available-for-sale securities by major security type is included in Note 5. The amortized cost basis of the available-for-sale securities was not materially different from the aggregate fair value. The contractual maturities of the Company’s available-for-sale securities are all within one year.
Proceeds from the sale and maturity of available-for-sale securities were $69.5 million and $34.0 million during the three months ended March 31, 2014 and 2013, respectively. Gains and losses on investments are calculated using the specific identification method and are recognized during the period the investment is sold. The Company recognized no material unrealized or realized net gains or losses during the three months ended March 31, 2014 and 2013.

4. Long-Term Debt and Capital Lease Obligations
The components of long-term debt and capital lease obligations at March 31, 2014 and December 31, 2013 were as follows:

	Date of					Outstanding Balance as of
	Issuance / Amendment	Maturity	Interest Payments	Interest Rate	Original Principal	March 31, 2014	December 31, 2013
					(amounts in thousands)
Term Loan B	Apr 2013	Apr 2020	At least quarterly	Eurodollar rate + 2.50%	$520,000	$516,100	$517,400
8% Senior Notes	Mar 2010	Mar 2018	Mar/Sept	8%	430,000	—	23,479
5 3/8% Senior Notes	Oct 2012	Oct 2022	Apr/Oct	5 3/8%	480,000	480,000	480,000
5 3/8% Senior Notes	Aug 2013	Oct 2022	Apr/Oct	5 3/8%	450,000	450,000	450,000
6 3/8% Senior Notes	Aug 2013	Sept 2023	Mar/Sept	6 3/8%	350,000	350,000	350,000
Capital lease obligations						145,894	147,046
Total obligations						1,941,994	1,967,925
Unamortized discounts						(18,035)	(18,680)
Current portion						(8,878)	(32,470)
Total long-term debt and capital lease obligations						$1,915,081	$1,916,775

8% Senior Notes due 2018

As of December 31, 2013, tw telecom holdings inc. ("Holdings") had outstanding $23.5 million aggregate principal amount of 8% Senior Notes due 2018 (the "2018 Notes"). During the three months ended March 31, 2014, Holdings redeemed all remaining outstanding 2018 Notes at a redemption price of 104% of the principal amount. During the three months ended tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

March 31, 2014, the Company recognized debt extinguishment costs of $1.3 million, comprised of $0.9 million for premiums associated with the redemption and $0.4 million for write-offs of unamortized deferred debt issuance costs and issuance discount related to the 2018 Notes.
Covenant Compliance
As of March 31, 2014, tw telecom inc. and its wholly-owned subsidiary, Holdings, were in compliance with all of their debt covenants.
5. Fair Value Measurements
Fair value, as defined by relevant accounting standards, is the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

value measurements for assets and liabilities required to be recorded at fair value, the Company considers the principal or most advantageous market in which it would complete a transaction and considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions and risk of nonperformance.

Fair Value Hierarchy
Relevant accounting standards set forth a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Relevant accounting standards establish three levels of inputs that may be used to measure fair value:

•
Level 1—Quoted prices in active markets for identical assets or liabilities. Level 1 assets that are measured at fair value on a recurring basis consist of the Company’s investments in U.S. Treasury money market mutual funds that are traded in an active market with sufficient volume and frequency of transactions, and are included as a component of cash and cash equivalents in the condensed consolidated balance sheets.

•
Level 2—Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which all significant inputs are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets that are measured at fair value on a recurring basis consist of the Company’s investments in commercial paper and debt securities issued by the U.S. Treasury and other U.S. government agencies using observable inputs in less active markets and are included as a component of cash and cash equivalents and investments in the condensed consolidated balance sheets. Level 2 liabilities that are measured, but not carried, at fair value on a recurring basis include the Company’s long-term debt. The Company’s long-term debt has not been listed on any securities exchange or quoted on an inter-dealer automated quotation system. The Company has estimated the fair value of its long-term debt based on indicative pricing published by certain investment banks or trading levels in its long-term debt.

•
Level 3—Unobservable inputs to the valuation methodology that are significant to the measurement of fair value of assets or liabilities. The Company did not have any Level 3 assets or liabilities that were measured at fair value at March 31, 2014 and December 31, 2013.

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

The following tables reflect assets that are measured and carried at fair value on a recurring basis at March 31, 2014 and December 31, 2013:

	Fair Value Measurements At March 31, 2014			Assets at Fair Value
	Level 1	Level 2	Level 3
	(amounts in thousands)
Assets
U.S. Treasury money market mutual funds	$28,371	$—	$—	$28,371
Commercial paper	—	19,895	—	19,895
Investments included in cash and cash equivalents	$28,371	$19,895	$—	$48,266
Debt securities issued by the U.S. Treasury	—	75,019	—	75,019
Commercial paper	—	54,978	—	54,978
Debt securities issued by U.S. Government agencies	—	46,397	—	46,397
Short-term investments	$—	$176,394	$—	$176,394
Total assets	$28,371	$196,289	$—	$224,660

	Fair Value Measurements At December 31, 2013			Assets at Fair Value
	Level 1	Level 2	Level 3
	(amounts in thousands)
Assets
U.S. Treasury money market mutual funds	$28,845	$—	$—	$28,845
Commercial paper	—	1,335	—	1,335
Investments included in cash and cash equivalents	$28,845	$1,335	$—	$30,180
Commercial paper	—	75,460	—	75,460
Debt securities issued by the U.S. Treasury	—	69,628	—	69,628
Debt securities issued by U.S. Government agencies	—	49,488	—	49,488
Short-term investments	$—	$194,576	$—	$194,576
Total assets	$28,845	$195,911	$—	$224,756
The following table summarizes the carrying amounts and estimated fair values of the Company’s long-term debt, including the current portion, at March 31, 2014 and December 31, 2013:

	March 31, 2014		December 31, 2013
	Carrying Value	Fair Value Level 2	Carrying Value	Fair Value Level 2
	(amounts in thousands)
Term Loan B, net of discount	$513,856	$516,100	$515,063	$519,987
8% Senior Notes, net of discount	—	—	23,392	24,594
5 3/8% Senior Notes, issued October 2012	480,000	489,600	480,000	474,000
5 3/8% Senior Notes, net of discount, issued August 2013	434,209	459,000	433,744	444,375
6 3/8% Senior Notes	350,000	372,750	350,000	364,000
Total debt	$1,778,065	$1,837,450	$1,802,199	$1,826,956
6. Stock-Based Compensation
During the three months ended March 31, 2014, the Company granted restricted stock awards and restricted stock units with respect to 1.4 million shares and no stock options. As of March 31, 2014, the Company had 3.7 million restricted stock awards and restricted stock units that were unvested and 0.5 million stock options outstanding, of which 0.5 million were exercisable.

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

As of March 31, 2014, there was $86.4 million of total unrecognized compensation expense related to unvested restricted stock awards and restricted stock units, which is expected to be recognized over a weighted-average period of 2.7 years, and no unrecognized compensation expense related to unvested stock options.
7. Commitments and Contingencies
Management routinely reviews the Company’s exposure to liabilities incurred in the normal course of its business operations. Where a probable contingency exists and the amount of the loss can be reasonably estimated, the Company records the estimated liability. Considerable judgment is required in analyzing and recording such liabilities and actual results may vary from the estimates.
The Company’s pending legal proceedings are limited to litigation incidental to its business. In the opinion of management, the ultimate resolution of these matters will not have a material adverse effect on the Company’s financial statements.
8. Supplemental Guarantor Information
The $480 million principal amount 5 3/8% Senior Notes due 2022 (the "2022 Notes"), $450 million principal amount 5 3/8% Senior Notes due 2022 (the "2022 Mirror Notes") and $350 million principal amount 6 3/8% Senior Notes due 2023 (the tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

"2023 Notes") (collectively, the "Senior Notes") are unsecured obligations of Holdings ("Issuer") and are fully and unconditionally guaranteed by the Company (“Parent Guarantor”) and substantially all of the Issuer’s subsidiaries (“Combined Subsidiary Guarantors”). The guarantees are joint and several. The Combined Subsidiary Guarantors are directly or indirectly wholly owned by the Issuer, which is wholly owned by the Parent Guarantor. A significant amount of the Issuer’s cash flow is generated by the Combined Subsidiary Guarantors. As a result, funds necessary to meet the Issuer’s debt service obligations are provided in large part by distributions or advances from the Combined Subsidiary Guarantors. The Senior Notes are governed by indentures that contain certain restrictive covenants. These restrictions affect, and in many respects limit or prohibit, among other things, the ability of the Parent Guarantor, the Issuer and its subsidiaries to incur indebtedness, make prepayments of certain indebtedness, pay dividends, make investments, engage in transactions with stockholders and affiliates, issue capital stock of subsidiaries, create liens, sell assets and engage in mergers and consolidations.
The following information sets forth the Company’s Condensed Consolidating Balance Sheets as of March 31, 2014 and December 31, 2013, Condensed Consolidating Statements of Operations for the three months ended March 31, 2014 and 2013, Condensed Consolidating Statements of Comprehensive Income for the three months ended March 31, 2014 and 2013, and Condensed Consolidating Statements of Cash Flows for the three months ended March 31, 2014 and 2013.

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING BALANCE SHEET
March 31, 2014
(unaudited)

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$24,546	$154,293	$—	$—	$178,839
Investments	—	176,394	—	—	176,394
Receivables, net	—	—	98,811	—	98,811
Prepaid expenses and other current assets	—	14,179	9,555	—	23,734
Deferred income taxes	—	54,006	20	—	54,026
Intercompany receivable	795,857	1,578,083	—	(2,373,940)	—
Total current assets	820,403	1,976,955	108,386	(2,373,940)	531,804
Property, plant and equipment, net	—	80,410	1,645,853	—	1,726,263
Deferred income taxes	—	87,848	484	—	88,332
Goodwill	—	—	412,694	—	412,694
Intangible and other assets, net	—	34,976	18,475	—	53,451
Total assets	$820,403	$2,180,189	$2,185,892	$(2,373,940)	$2,812,544
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$—	$10,541	$61,170	$—	$71,711
Current portion debt and capital lease obligations	—	5,480	3,398	—	8,878
Other current liabilities	—	82,682	139,177	—	221,859
Intercompany payable	—	—	2,373,940	(2,373,940)	—
Total current liabilities	—	98,703	2,577,685	(2,373,940)	302,448
Losses in subsidiary in excess of investment	288,142	849,208	—	(1,137,350)	—
Long-term debt and capital lease obligations, net	—	1,772,865	142,216	—	1,915,081
Long-term deferred revenue	—	—	19,871	—	19,871
Other long-term liabilities	—	11,708	30,882	—	42,590
Stockholders’ equity (deficit)	532,261	(552,295)	(584,762)	1,137,350	532,554
Total liabilities and stockholders’ equity (deficit)	$820,403	$2,180,189	$2,185,892	$(2,373,940)	$2,812,544

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING BALANCE SHEET
December 31, 2013

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$24,546	$259,873	$—	$—	$284,419
Investments	—	194,576	—	—	194,576
Receivables, net	—	—	107,258	—	107,258
Prepaid expenses and other current assets	—	14,434	8,111	—	22,545
Deferred income taxes	—	54,006	20	—	54,026
Intercompany receivable	917,932	1,475,298	—	(2,393,230)	—
Total current assets	942,478	1,998,187	115,389	(2,393,230)	662,824
Property, plant and equipment, net	—	75,142	1,619,814	—	1,694,956
Deferred income taxes	—	95,603	484	—	96,087
Goodwill	—	—	412,694	—	412,694
Intangible and other assets, net	—	36,001	19,898	—	55,899
Total assets	$942,478	$2,204,933	$2,168,279	$(2,393,230)	$2,922,460
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$—	$8,298	$30,156	$—	$38,454
Current portion debt and capital lease obligations, net	—	29,008	3,462	—	32,470
Other current liabilities	—	87,333	151,039	—	238,372
Intercompany payable	—	—	2,393,230	(2,393,230)	—
Total current liabilities	—	124,639	2,577,887	(2,393,230)	309,296
Losses in subsidiary in excess of investment	306,440	858,499	—	(1,164,939)	—
Long-term debt and capital lease obligations, net	—	1,773,607	143,168	—	1,916,775
Long-term deferred revenue	—	—	20,046	—	20,046
Other long-term liabilities	—	10,526	29,748	—	40,274
Stockholders’ equity (deficit)	636,038	(562,338)	(602,570)	1,164,939	636,069
Total liabilities and stockholders’ equity (deficit)	$942,478	$2,204,933	$2,168,279	$(2,393,230)	$2,922,460

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
Three Months Ended March 31, 2014
(unaudited)

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
Total revenue	$—	$—	$408,293	$—	$408,293
Costs and expenses:
Operating, selling, general and administrative	—	71,941	208,930	—	280,871
Depreciation, amortization and accretion	—	8,591	73,865	—	82,456
Corporate expense allocation	—	(80,532)	80,532	—	—
Total costs and expenses	—	—	363,327	—	363,327
Operating income	—	—	44,966	—	44,966
Interest expense, net	—	(20,488)	(5,012)	—	(25,500)
Debt extinguishment costs	—	(1,282)	—	—	(1,282)
Interest expense allocation	—	21,770	(21,770)	—	—
Income before income taxes and equity in undistributed earnings of subsidiaries	—	—	18,184	—	18,184
Income tax expense	—	8,017	376	—	8,393
Net income (loss) before equity in undistributed earnings of subsidiaries	—	(8,017)	17,808	—	9,791
Equity in undistributed earnings of subsidiaries	9,791	17,808	—	(27,599)	—
Net income	$9,791	$9,791	$17,808	$(27,599)	$9,791

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
Three Months Ended March 31, 2013
(unaudited)

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
Total revenue	$—	$—	$381,209	$—	$381,209
Costs and expenses:
Operating, selling, general and administrative	—	64,807	189,837	—	254,644
Depreciation, amortization and accretion	—	6,579	67,816	—	74,395
Corporate expense allocation	—	(71,386)	71,386	—	—
Total costs and expenses	—	—	329,039	—	329,039
Operating income	—	—	52,170	—	52,170
Interest expense, net	(8,136)	(17,878)	(2,049)	—	(28,063)
Interest expense allocation	8,136	17,878	(26,014)	—	—
Income before income taxes and equity in undistributed earnings of subsidiaries	—	—	24,107	—	24,107
Income tax expense	—	10,617	346	—	10,963
Net income (loss) before equity in undistributed earnings of subsidiaries	—	(10,617)	23,761	—	13,144
Equity in undistributed earnings of subsidiaries	13,144	23,761	—	(36,905)	—
Net income	$13,144	$13,144	$23,761	$(36,905)	$13,144

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME
Three Months Ended March 31, 2014
(unaudited)

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
Net income	$9,791	$9,791	$17,808	$(27,599)	$9,791
Other comprehensive income (loss), net of tax:
Unrealized loss on available-for-sale securities	(10)	(10)	—	10	(10)
Other comprehensive income (loss), net of tax	(10)	(10)	—	10	(10)
Comprehensive income	$9,781	$9,781	$17,808	$(27,589)	$9,781

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME
Three Months Ended March 31, 2013
(unaudited)

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
Net income	$13,144	$13,144	$23,761	$(36,905)	$13,144
Other comprehensive income, net of tax:
Unrealized gain on available-for-sale securities	8	8	—	(8)	8
Other comprehensive income, net of tax	8	8	—	(8)	8
Comprehensive income	$13,152	$13,152	$23,761	$(36,913)	$13,152

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
Three Months Ended March 31, 2014
(unaudited)

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
Cash flows from operating activities:
Net income	$9,791	$9,791	$17,808	$(27,599)	$9,791
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	—	8,591	73,865	—	82,456
Deferred income taxes	—	8,017	—	—	8,017
Stock-based compensation expense	—	—	9,386	—	9,386
Extinguishment costs, amortization of discount on debt and deferred debt issue costs	—	2,895	—	—	2,895
Intercompany and equity investment changes	104,759	(112,076)	(20,282)	27,599	—
Changes in operating assets and liabilities	—	(1,304)	3,984	—	2,680
Net cash provided by (used in) operating activities	114,550	(84,086)	84,761	—	115,225
Cash flows from investing activities:
Capital expenditures	—	(13,880)	(87,753)	—	(101,633)
Purchases of investments	—	(51,703)	—	—	(51,703)
Proceeds from sale of investments	—	69,509	—	—	69,509
Other investing activities, net	—	22	4,316	—	4,338
Net cash provided by (used in) investing activities	—	3,948	(83,437)	—	(79,489)
Cash flows from financing activities:
Net proceeds (tax withholdings) from issuance of common stock upon exercise of stock options and vesting of restricted stock awards and units	(10,380)	—	—	—	(10,380)
Purchases of treasury stock	(104,170)	—	—	—	(104,170)
Excess tax benefits from stock-based compensation	—	412	—	—	412
Retirement of debt obligations	—	(24,418)	—	—	(24,418)
Payment of debt and capital lease obligations	—	(1,436)	(1,324)	—	(2,760)
Net cash used in financing activities	(114,550)	(25,442)	(1,324)	—	(141,316)
Decrease in cash and cash equivalents	—	(105,580)	—	—	(105,580)
Cash and cash equivalents at beginning of period	24,546	259,873	—	—	284,419
Cash and cash equivalents at end of period	$24,546	$154,293	$—	$—	$178,839

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

tw telecom inc.
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
Three Months Ended March 31, 2013
(unaudited)

	Parent Guarantor	Issuer	Combined Subsidiary Guarantors	Eliminations	Consolidated
	(amounts in thousands)
Cash flows from operating activities:
Net income	$13,144	$13,144	$23,761	$(36,905)	$13,144
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	—	6,579	67,816	—	74,395
Deferred income taxes	—	10,617	—	—	10,617
Stock-based compensation expense	—	—	9,462	—	9,462
Amortization of discount on debt and deferred debt issue costs	5,918	877	—	—	6,795
Intercompany and equity investment changes	27,247	(88,651)	24,499	36,905	—
Changes in operating assets and liabilities	2,219	11,015	(46,047)	—	(32,813)
Net cash provided by (used in) operating activities	48,528	(46,419)	79,491	—	81,600
Cash flows from investing activities:
Capital expenditures	—	(10,903)	(76,897)	—	(87,800)
Purchases of investments	—	(50,932)	—	—	(50,932)
Proceeds from sale of investments	—	33,990	—	—	33,990
Other investing activities, net	—	(5)	(2,235)	—	(2,240)
Net cash used in investing activities	—	(27,850)	(79,132)	—	(106,982)
Cash flows from financing activities:
Net proceeds (tax withholdings) from issuance of common stock upon exercise of stock options and vesting of restricted stock awards and units	6,158	—	—	—	6,158
Purchases of treasury stock	(54,627)	—	—	—	(54,627)
Excess tax benefits from stock-based compensation	—	601	—	—	601
Retirement of convertible debt obligations	(59)	—	—	—	(59)
Payment of debt and capital lease obligations	—	(1,350)	(359)	—	(1,709)
Net cash used in financing activities	(48,528)	(749)	(359)	—	(49,636)
Decrease in cash and cash equivalents	—	(75,018)	—	—	(75,018)
Cash and cash equivalents at beginning of period	24,544	782,184	—	—	806,728
Cash and cash equivalents at end of period	$24,544	$707,166	$—	$—	$731,710

tw telecom inc.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

9. Subsequent Event
Level 3 Merger
On June 15, 2014, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Level 3 Communications, Inc. ("Level 3") and certain of its subsidiaries whereby the Company agreed to merge with and into a wholly owned subsidiary of Level 3 (the "Level 3 merger").

Upon completion of the Level 3 merger, (i) each issued and outstanding share of common stock of the Company, other than dissenting shares, will be converted into 0.7 shares (the "Stock Consideration") of Level 3's common stock and the right to receive $10.00 in cash (the "Cash Consideration" and, together with the Stock Consideration, the "Merger Consideration").  The Merger Agreement also provides that the (i) issued and outstanding options to purchase the Company's common stock will be exchanged for Merger Consideration, as adjusted to reflect the exercise price of each such outstanding option and (ii) issued and outstanding restricted stock and restricted stock units covering the Company's common stock will vest and be exchanged for Merger Consideration.  The Level 3 merger is expected to close during the fourth quarter of 2014, but not before October 4, 2014.  The closing of the Level 3 merger is subject to the receipt of certain regulatory and governmental approvals and the satisfaction of certain conditions, including the approval of the Level 3 merger by the Company's stockholders and the approval of Level 3's proposed stock issuance and charter amendments by Level 3's stockholders.